Intangible Assets, Net - Summary of Estimated Aggregate Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 4,168
2019	4,149
2020	2,283
2021	0
2022	0
Intangible assets, net	$ 10,600	$ 14,804